Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q for the quarter ending June 30, 2021 of Logiq, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 16th day of August, 2021.

/s/ Tom Furukawa
Tom Furukawa
Chief Executive Officer
(Principal Executive Officer)